Exhibit 10.1

Execution Version

FIRST AMENDMENT

TO

FOURTH AMENDED AND RESTATED

SENIOR REVOLVING CREDIT AGREEMENT

among

PETROHAWK ENERGY CORPORATION,

as the Borrower,

BNP PARIBAS,

as Administrative Agent,

BANK OF AMERICA, N.A. and

BANK OF MONTREAL,

as Co-Syndication Agents,

JPMORGAN CHASE BANK, N.A. and

WELLS FARGO BANK, N.A.,

as Co-Documentation Agents,

and

THE LENDERS PARTY HERETO

Dated as of May 17, 2010

FIRST AMENDMENT TO

FOURTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT

This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “First Amendment”) executed as of May 17, 2010 is among PETROHAWK ENERGY CORPORATION, a corporation duly formed and existing under the laws of the State of Delaware (the “Borrower”); each of the Guarantors signatory hereto (the “Guarantors”); each of the Lenders from time to time party hereto; BNP PARIBAS (in its individual capacity, “BNP Paribas”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); BANK OF AMERICA, N.A. and BANK OF MONTREAL, as co-syndication agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Syndication Agents”); and JPMorgan Chase Bank, N.A. and Wells Fargo Bank, as co-documentation agents for the Lenders (in such capacity, together with their successors in such capacity, the “Co-Documentation Agents”).

Recitals

A. The Borrower, the Administrative Agent, the other Agents and Lenders named and defined therein as lenders and agents, are parties to that certain Fourth Amended and Restated Senior Revolving Credit Agreement dated as of October 14, 2009, pursuant to which such lenders and agents provided certain loans and extensions of credit to the Borrower (as amended, the “Credit Agreement”).

B. The Borrower has requested, and the Borrower, the Administrative Agent, the Co-Syndication Agents, the Co-Documentation Agents and Lenders have agreed to amend certain provisions of the Credit Agreement.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement. Unless otherwise indicated, all section references in this First Amendment refer to sections in the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Certain Defined Terms. The following defined terms in Section 1.02 are hereby amended and restated, or added, in their entirety as follows:

“‘Agreement’ means this Fourth Amended and Restated Senior Revolving Credit Agreement, as amended by the First Amendment to Fourth Amended and Restated Senior Revolving Credit Agreement, dated as of May 17, 2010, as the same may from time to time be further amended, modified, supplemented or restated.

‘EBITDA-HFS’ means, for any period, the sum of Consolidated Net Income-HFS for such period plus (a) the following expenses or charges to the extent deducted from Consolidated Net Income in such period: interest, income taxes, depreciation, depletion, amortization and all other non-cash charges and (b) minus all non-cash income to the extent included in Consolidated Net Income-HFS and minority interest income of Newco.

‘Formation and Contribution Agreement’ means that certain Formation and Contribution Agreement by and among the Borrower, Hawk Field Services and KM Gathering LLC made and entered into as of April 12, 2010.

‘Gathering Contract’ means that certain Firm Gas Gathering Agreement effective January 1, 2009 between Petrohawk Operating Company (Shipper) and Hawk Field Services (Gatherer).

‘Newco’ means KinderHawk Field Services LLC, a Delaware limited liability company, and a joint venture company owned directly or indirectly by Hawk Field Services (50%) and Kinder Morgan Energy Partners, L.P. (50%).

‘Newco LLC Agreement’ means the limited liability company agreement of Newco to be entered into pursuant to the Formation and Contribution Agreement.

‘Unrestricted Subsidiary’ means any Subsidiary of the Borrower designated as such on Schedule 7.14 or which the Borrower has designated in writing to the Administrative Agent to be an Unrestricted Subsidiary pursuant to Section 9.06 and, in the event Newco becomes a Subsidiary of Hawk Field Services and/or the Borrower, Newco.”

2.2 Amendment to Section 7.13. Section 7.13 is hereby amended and restated as follows:

“Section 7.13. Restriction on Liens. Neither the Borrower nor any of the Restricted Subsidiaries is a party to any material agreement or arrangement (other than Capital Leases creating Liens permitted by Section 9.03(c), but then only on the Property subject of such Capital Lease, and pursuant to the Newco LLC Agreement with respect to Hawk Field Services’s Equity Interest in Newco), or subject to any order, judgment, writ or decree, which either restricts or purports to restrict its ability to grant Liens to the Administrative Agent and the Lenders on or in respect of their Properties to secure the Indebtedness and the Loan Documents.”

2.3 Amendment to Section 8.19(b). Section 8.19(b) is hereby amended and restated as follows:

“(b) The Borrower shall cause Hawk Field Services and each of its Restricted Subsidiaries to perform and observe in all material respects all the terms and provisions of each Midstream Services contract of Hawk Field Services and its Restricted Subsidiaries to be performed or observed by them, maintain each such

Midstream Services contract in full force and effect, and enforce each such Midstream Services contract in accordance with its terms, provided that Hawk Field Services may terminate the Gathering Contract and assign, transfer and convey the Haynesville Applicable Contracts (as such term is defined in the Formation and Contribution Agreement) to Newco contemporaneous with the execution of the Newco LLC Agreement.

2.4 Amendment to Section 9.05. Section 9.05 is hereby amended by adding the following subsection (m):

“(m) Investments in Newco (i) in the form of the contribution of the Haynesville Assets (as such term is defined in the Formation and Contribution Agreement) and (ii) in an additional amount of up to $201,300,000 from and after the date of the contribution referred to in clause (i) of this subsection (m).”

2.5 Amendment to Section 9.06(b). Section 9.06(b) is hereby amended by adding the following at the end thereof:

“Notwithstanding anything herein to the contrary, in the event Newco becomes a Subsidiary of Hawk Field Services and/or the Borrower, Newco shall be an Unrestricted Subsidiary.”

2.6 Amendment to Section 9.13. Section 9.13 is hereby amended by changing the word “Company” to “Borrower” in Section 9.13(g), by renumbering Section 9.13(h) as Section 9.13(i) and inserting the following as Section 9.13(h) immediately before the “and” at the end of subsection (g):

“(h) contribution of the Haynesville Assets (as such term is defined in the Formation and Contribution Agreement) to Newco contemporaneous with the execution of the Newco LLC Agreement;”

2.7 Amendment to Section 9.16. Section 9.16 is hereby amended and restated as follows:

“Section 9.16 Subsidiaries. The Borrower will not, and will not permit any Restricted Subsidiary to, create or acquire any additional Restricted Subsidiary or redesignate an Unrestricted Subsidiary as a Restricted Subsidiary unless the Borrower gives written notice to the Administrative Agent of such creation or acquisition and complies with Section 8.14 (b) and Section 8.14(c). The Borrower shall not, and shall not permit any Restricted Subsidiary to, sell, assign or otherwise dispose of any Equity Interests in any Restricted Subsidiary except in compliance with Section 9.13(e), (f) or (g).”

2.8 Amendment to Section 9.17. Section 9.17 is hereby amended by renumbering Section 9.17(e) as Section 9.17(f) and inserting the following as Section 9.17(e) immediately before the “or” at the end of clause (d):

“(e) any restriction with respect to Hawk Field Services’s Equity Interest in Newco imposed by the Newco LLC Agreement,”

2.9 Amendment to Section 9.20. Section 9.20 is hereby amended by adding the following at the end thereof:

“Notwithstanding the foregoing, Hawk Field Services may terminate the Gathering Contract and assign, transfer and convey the Haynesville Applicable Contracts (as such term is defined in the Formation and Contribution Agreement) to Newco contemporaneous with the execution of the Newco LLC Agreement.”

Section 3. Adjustment to Midstream Component. Upon the execution of the Newco LLC Agreement until the next Midstream Component Determination Date, the Midstream Component shall be $49,963,000. Notwithstanding the foregoing, the Midstream Component may be subject to further adjustment pursuant to Section 9.13.

Section 4. Assignments, New Lenders and Reallocation of Commitments and Loans. Each Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date (as defined below) and designated as an Adjusting Lender on Annex I (the “Adjusting Lenders”) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment and to, among other things, allow Deutsche Bank Trust Company Americas to become a party to the Credit Agreement as a Lender, (the “New Lender”) by acquiring an interest in the total Maximum Credit Amounts and Commitments. The Administrative Agent and the Borrower hereby consent to such reallocation and the New Lender’s acquisition of an interest in the Maximum Credit Amounts and Commitments and the Adjusting Lenders’ assignments of their Commitments. On the First Amendment Effective Date and after giving effect to such reallocations, the Maximum Credit Amounts and Commitment of each Lender (including both the Adjusting Lenders and the New Lender) shall be as set forth on Annex I of this First Amendment which Annex I supersedes and replaces the Annex I to the Credit Agreement. With respect to such reallocation, the New Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the Adjusting Lenders pursuant to the terms of the Assignment and Assumption Agreement attached as Exhibit G to the Credit Agreement (the “Assignment Agreement”). On the First Amendment Effective Date, the New Lender and each Adjusting Lender shall be deemed to have entered into separate Assignment Agreements pursuant to each of which (i) the New Lender shall be the “Assignee”, (ii) each Adjusting Lender shall be the “Assignor”, (iii) the term “Effective Date” shall be the “First Amendment Effective Date” as defined herein and (iv) item 6 therein shall be deemed to be deleted. Notwithstanding Section 12.04(b)(ii)(C), the Lenders deemed to be parties to such Assignment Agreements shall not be required to pay a processing and recordation fee of $3,500 to the Administrative Agent. On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v), including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement.

The Lenders and the Borrower acknowledge and stipulate that Section 4.06 of the Credit Agreement describes events that were consummated on the Effective Date of the Credit Agreement. The parties further stipulate that the reference to Annex I in Section 4.06 of the Credit Agreement is a reference to “Annex I, as amended, restated, supplemented, replaced or otherwise modified pursuant to this Agreement.”

Section 5. Conditions Precedent. The effectiveness of this First Amendment is subject to the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 5, each of which shall be reasonably satisfactory to the Administrative Agent in form and substance (the date on which such documents are received and conditions satisfied or waived pursuant to the Credit Agreement, the “First Amendment Effective Date”):

5.1 The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

5.2 The Administrative Agent shall have received from the Borrower, the Majority Lenders, including each Adjusting Lender, and each of the Guarantors, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

5.3 The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower certifying: (a) that the Borrower has or is concurrently consummating the formation of Newco and the assignment, transfer and conveyance to Newco of the Haynesville Assets in accordance with the terms of the Formation and Contribution Agreement (with all of the material conditions precedent thereto having been satisfied in all material respects by the parties thereto); (b) as to the amount of the Closing Cash Contribution (as such term is defined in the Formation and Contribution Agreement); and (c) such other related documents and information as the Administrative Agent shall have reasonably requested.

5.4 No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

5.5 The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 5 or the waiver of such conditions as permitted hereby. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 6. Representations and Warranties; Etc. The Borrower and each Guarantor hereby affirms: (a) that as of the date of execution and delivery of this First Amendment, and after giving effect to the transactions contemplated hereby, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (unless made as of a specific earlier date, in which case, was true as of such date); and (b) that after giving effect to this First Amendment, no Defaults exist under the Loan Documents or will exist under the Loan Documents.

Section 7. Miscellaneous.

7.1 Confirmation. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment.

7.2 Ratification and Affirmation of Borrower and Guarantors. The Borrower and Guarantors hereby expressly (a) acknowledge the terms of this First Amendment, (b) ratify and affirm their obligations under the Loan Documents to which they are a party, (c) acknowledge, renew and extend their continued liabilities under the Guarantee Agreement and the other Security Instruments to which they are a party and agree that their guarantee under the Guarantee Agreement and the other Security Instruments to which they are a party remains in full force and effect with respect to the Indebtedness as amended hereby.

7.3 Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

7.5 Governing Law. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

7.6 Release of Lien. The Majority Lenders hereby authorize the Administrative Agent, pursuant to Section 9.13 and Section 11.10 of the Credit Agreement and contemporaneous with the execution of the Newco LLC Agreement, to release, execute and deliver to the Borrower, at the Borrower’s sole cost and expense, any and all releases of Liens, termination statements, assignments or other documents reasonably requested by the Borrower in connection with the contribution of the Haynesville Assets to Newco. Pursuant to the foregoing authorization, the Administrative Agent hereby releases any Liens granted to it on the Haynesville Assets.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed effective as of the date first written above.

BORROWER:	PETROHAWK ENERGY CORPORATION

	By:	/s/ David S. Elkouri
	Name:	David S. Elkouri
	Title:	Executive Vice President- General Counsel and Secretary

First Amendment – Fourth Amended and Restated Senior Revolving Credit Agreement

Signature Page

GUARANTORS:	PETROHAWK OPERATING COMPANY

P-H ENERGY, LLC

HAWK FIELD SERVICES, LLC

PETROHAWK PROPERTIES, LP
		By:	P-H Energy, L.L.C. Its General Partner

WINWELL RESOURCES, L.L.C.

WSF, INC.

KSC RESOURCES, INC.

KCS ENERGY SERVICES, LLC

MEDALLION CALIFORNIA PROPERTIES COMPANY

PROLIQ, INC.

ONE TEC, LLC

ONE TEC OPERATING, LLC

BISON RANCH LLC

PETROHAWK HOLDINGS, LLC

HK TRANSPORTATION, LLC

	By:	/s/ David S. Elkouri
	Name:	David S. Elkouri
	Title:	Executive Vice President- General Counsel and Secretary

HK ENERGY MARKETING, LLC

	By:	/s/ Steve W. Herod
	Name:	Steve W. Herod
	Title:	President

First Amendment – Fourth Amended and Restated Senior Revolving Credit Agreement

Signature Page

ADMINISTRATIVE AGENT:	BNP PARIBAS, as Administrative Agent and Lender

	By:	/s/ Juan Carlos Sandoval
	Name:	Juan Carlos Sandoval
	Title:	Vice President

	By:	/s/ Edward Pak
	Name:	Edward Pak
	Title:	Vice President

CO-SYNDICATION AGENTS:	BANK OF AMERICA, N.A., as Co-Syndication Agent and Lender

	By:	/s/ Jeffrey H. Ratbkamp
	Name:	Jeffrey H. Ratbkamp
	Title:	Managing Director

BANK OF MONTREAL, as Co-Syndication Agent and Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

CO-DOCUMENTATION AGENTS:	JPMORGAN CHASE BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

WELLS FARGO BANK, N.A., as Co-Documentation Agent and Lender

	By:	/s/ Doug McDowell
	Name:	Doug McDowell
	Title:	Vice President Senior Portfolio Manager

First Amendment – Fourth Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	ROYAL BANK OF CANADA

	By:	/s/ Jay T. Sartain
	Name:	Jay T. Sartain
	Title:	Authorized Signatory

BARCLAYS BANK PLC

	By:	/s/ Sam Yoo
	Name:	Sam Yoo
	Title:	Assistant Vice President

MORGAN STANLEY BANK, N.A.

	By:	/s/ Ryan Vetsch
	Name:	Ryan Vetsch
	Title:	Authorized Signatory

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

	By:	/s/ Dixon Schultz
	Name:	Dixon Schultz
	Title:	Director

CREDIT SUISSE, CAYMAN ISLANDS BRANCH

	By:	/s/ Mikhail Faybusovich
	Name:	Mikhail Faybusovich
	Title:	Vice President

	By:	/s/ Vipul Dhadda
	Name:	Vipul Dhadda
	Title:	Associate

First Amendment – Fourth Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	DEUTSCHE BANK TRUST COMPANY AMERICAS

	By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

	By:	/s/ Omayra Laucella
	Name:	Omayra Laucella
	Title:	Vice President

CAPITAL ONE, N.A.

	By:	/s/ Wesley Fontana
	Name:	Wesley Fontana
	Title:	Vice President

CITIBANK, N.A.

	By:	/s/ John F. Miller
	Name:	John F. Miller
	Title:	Attorney-In-Fact

AMEGY BANK NATIONAL ASSOCIATION

	By:	/s/ Charles W. Patterson
	Name:	Charles W. Patterson
	Title:	Senior Vice President

NATIXIS

	By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

	By:	/s/ Donovan Broussard
	Name:	Donovan Broussard
	Title:	Managing Director

First Amendment – Fourth Amended and Restated Senior Revolving Credit Agreement

Signature Page

LENDERS:	BANK OF TEXAS, N.A.

	By:	/s/ Mari Salazar
	Name:	Mari Salazar
	Title:	Vice President

ALLIED IRISH BANK p.l.c.

	By:	/s/ Edward Fenk
	Name:	Edward Fenk
	Title:	Vice President

	By:	/s/ James Giordano
	Name:	James Giordano
	Title:	AVP

MUZUHO CORPORATE BANK, LTD.

	By:	/s/ Leon Mo
	Name:	Leon Mo
	Title:	Authorized Signatory

First Amendment – Fourth Amended and Restated Senior Revolving Credit Agreement

Signature Page

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Applicable Percentage	Maximum Credit Amount
BNP Paribas*	9.50%	$190,000,000
Bank of America, N.A.*	7.50%	$150,000,000
Bank of Montreal*	7.50%	$150,000,000
JP Morgan Chase Bank, N.A.*	7.50%	$150,000,000
Wells Fargo Bank, N.A.*	7.50%	$150,000,000
Royal Bank of Canada*	7.50%	$150,000,000
Barclays Bank PLC*	7.50%	$150,000,000
Morgan Stanley Bank, N.A.*	7.50%	$150,000,000
Credit Agricole CIB*	6.33%	$126,666,667
Credit Suisse, Cayman Islands Branch*	6.33%	$126,666,667
Deutsche Bank Trust Company Americas	6.33%	$126,666,667
Capital One, N.A.	4.67%	$93,333,333
Citibank, N.A.	2.67%	$53,333,333
Amegy Bank National Association	2.67%	$53,333,333
Natixis	2.37%	$47,333,333
Bank of Texas, N.A.	2.33%	$46,666,667
Allied Irish Bank p.l.c.	2.30%	$46,000,000
Mizuho Corporate Bank, Ltd.	2.00%	$40,000,000
TOTAL	100%	$2,000,000,000

*	Adjusting Lender

ANNEX I